GILBERT GOLDSTEIN, P.C.
Attorney and Counselor at Law
3600 South Yosemite Street, Suite 870
Denver, Colorado 80237

July 26, 2004

Mr. Larry A. Mizel, Chairman
M.D.C. Holdings, Inc.
3600 S. Yosemite St., Suite 900
Denver, Colorado 80237

Re:   Gilbert Goldstein, P.C. – Amendment to Agreement

Dear Larry:

This letter amends the agreement between Gilbert Goldstein, P.C. and M.D.C. Holdings, Inc. (“MDC”) dated April 11, 2003 (the “Agreement”).

The Agreement (including without limitation, Sections 1, 2.a, 2.b, 3 and 4) is hereby amended to extend the term of the Agreement to February 28, 2006. Except as amended hereby, all other terms, conditions, and other provisions of the Agreement are ratified, approved and confirmed.

This amendment was approved by the Board of Directors of MDC on July 26, 2004. Please indicate MDC’s approval of this Amendment by executing the acknowledgement below.

If you have any questions, please call me.

Yours truly,

GILBERT GOLDSTEIN, P.C.

By:	/s/ Gilbert Goldstein

Gilbert Goldstein

Approved and agreed to this 26th day of July, 2004.

M.D.C.	HOLDINGS, INC.

By:	/s/ Larry A. Mizel

Larry A. Mizel Chairman of the Board and Chief Executive Officer